Net (Loss) Income Per Common Share	12 Months Ended
Dec. 31, 2011
Net (Loss) Income Per Common Share
10.	Net (Loss) Income Per Common Share

The following table presents the calculation of net (loss) income per common share on a basic and diluted basis for the years ended December 31, 2011, 2010 and 2009:

(in millions, except number of shares and per share amounts)	2011	2010	2009
Net (loss) income	$(81.9)	$86.7	$115.2

Weighted average common shares outstanding - basic	27,169,132	29,566,004	30,731,226
Effect of dilutive securities
Equity compensation awards	0	369,968	111,668

Weighted average common shares outstanding - diluted	27,169,132	29,935,972	30,842,894

Net (loss) income per common share - basic	$(3.02)	$2.93	$3.75

Net (loss) income per common share - diluted	$(3.02)	$2.90	$3.74

Excluded from the weighted average common shares outstanding calculation at December 31, 2011, 2010 and 2009 are 4,971,305 shares, 3,363,560 shares and 145,999 shares, respectively, which are currently held as treasury shares. The shares are excluded as of their repurchase date. In 2011, equity compensation awards to purchase 1,920,151 shares of common stock were excluded from the calculation of diluted earnings per common share because the net loss would cause their effect to be anti-dilutive. These instruments expire at varying times from 2012 through 2018. In 2010, equity compensation awards to purchase 386,297 shares of common stock were excluded from the computation of diluted net income per common share as these instruments were anti-dilutive. These instruments expire at varying times from 2011 through 2017. In 2009, equity compensation awards to purchase 1,006,257 shares of common stock were excluded from the computation of diluted net income per common share as these instruments were anti-dilutive. These instruments expire at varying times from 2010 through 2016.